UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 19, 2019

Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-230184	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-2581

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On June 19, 2019, Richmond Mutual Bancorporation, Inc. (“RMBI”), the proposed stock holding company for First Bank Richmond issued a press release reporting that the First Mutual of Richmond, Inc. members approved the Plan of Reorganization and Stock Offering, adopted on February 6, 2019, pursuant to which the mutual holding company will convert to the stock holding company form of organization.  Also, the members approved the establishment of the First Bank Richmond, Inc. Community Foundation.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated June 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date:	June 20, 2019	By:	/s/ Garry D. Kleer
Garry D. Kleer President and CEO

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